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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 333-25575) of our report dated April 11, 1997, included in Summit Properties Partnership, L.P.'s Form 10/A-2 (File No. 0-22411) and to all references to our Firm included in this registration statement.


                                            /s/ ARTHUR ANDERSEN LLP


June 30, 1997

   Orlando, Florida